UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/30/2007

Ansoft Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-27874

Delaware	721001909
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

225 West Station Square Drive, Suite 200
Pittsburgh, PA 15219
(Address of principal executive offices, including zip code)

412-261-3200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 30, 2007, Ansoft Corporation announced that Thomas A.N. Miller, 59, the company's Chief Financial Officer, will retire on December 31, 2007 and will be succeeded by Shane Emswiler, 32, Ansoft's Vice President of Finance. A copy of the press release dated November 30, 2007 is attached as Exhibit 99.1 to the Current Report on Form 8-K and incorporated by reference into this item 5.02.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ansoft Corporation

Date: December 03, 2007	By:	/s/ Nicholas Csendes
Nicholas Csendes
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Dated November 30, 2007